UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                      -----------------------------------

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                                 May 30, 2002
                      -----------------------------------
                        (Date of earliest event report)

                                   CNF Inc.
                      -----------------------------------
              (Exact name of registrant as specified in charter)

            Delaware               1-5046              94-1444798
            ----------             ------              ----------
          (State or other        (Commission         (IRS Employer
          jurisdiction of        File Number)        Identification
          incorporation or                              Number)
          organization)

              3240 Hillview Avenue, Palo Alto, California  94304
              ---------------------------------------------------
                   (Address of principal executive offices)
                                  (zip code)

              Registrant's telephone number, including area code:
                                (650) 494-2900



                                    PAGE 2

Item 4.  Changes in Registrant's Certifying Accountant.

     On May 30, 2002, CNF Inc. ("CNF") determined, for itself and its subsidiaries, to dismiss its independent auditors, Arthur Andersen LLP, and to engage the services of KPMG LLP as its new independent auditors. The change in auditors became effective on May 30, 2002. This determination followed CNF's decision to seek proposals from independent accountants to audit the financial statements of CNF and its consolidated subsidiaries, and was approved by CNF's Board of Directors upon the recommendation of its Audit Committee. KPMG LLP will audit the financial statements of CNF and its consolidated subsidiaries for the fiscal year ending December 31, 2002.

     During the two most recent fiscal years of CNF and its consolidated subsidiaries ended December 31, 2001, and the subsequent interim period through May 30, 2002, there were no disagreements between CNF and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Arthur Andersen's satisfaction, would have caused Arthur Andersen to make reference to the subject matter of the disagreement in connection with its reports.

     None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within the two most recent fiscal years of CNF ended December 31, 2001 or within the interim period through May 30, 2002.

     The audit reports of Arthur Andersen on the consolidated financial statements of CNF as of and for the fiscal years ended December 31, 2000 and 2001 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. A letter from Arthur Andersen is attached hereto as Exhibit 16.1.

     During the two most recent fiscal years of CNF ended December 31, 2001, and the subsequent interim period through May 30, 2002, CNF did not consult with KPMG LLP regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits

             16.1 Letter of Arthur Andersen LLP regarding change in certifying accountant.



                                    PAGE 3

                                  SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           CNF Inc.
                           (Registrant)

May 30, 2002               /s/Chutta Ratnathicam
                           ---------------------
                           Chutta Ratnathicam
                           Senior Vice President and
                               Chief Financial Officer